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                                                                    EXHIBIT 99.2

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350




In connection with the Annual Report on Form 11-K of the Diebold, Incorporated 401(k) Savings Plan (the "Plan") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory T. Geswein, Senior Vice President and Chief Financial Officer of Diebold, Incorporated, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




                                           /s/ Gregory T. Geswein
                                           ------------------------------
                                           Gregory T. Geswein
                                           Senior Vice President and Chief
                                           Financial Officer

June 26, 2003



A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.


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